Exhibit 10.1

INDEMNIFICATION AGREEMENT

This Indemnification Agreement (this “Agreement”), dated as of ____________, is by and between inTEST Corporation, a Delaware corporation (the “Company”), and ______________ (“Indemnitee”).

WHEREAS, Indemnitee is ______________ of the Company;

WHEREAS, the Company and Indemnitee recognize the increased risk of litigation and other claims being asserted against directors, officers and certain employees of public companies in today’s environment;

WHEREAS, the Company’s Amended and Restated Bylaws (“Bylaws”) require the Company to indemnify and advance expenses to its directors and officers to the extent provided therein, and Indemnitee serves as _______________ of the Company, in part, in reliance on such provisions in the Company’s Bylaws;

WHEREAS, the Board of Directors of the Company (the “Board”) has determined that enhancing the ability of the Company to retain and attract the most capable Persons to serve as directors, officers and key employees is in the best interests of the Company and that the Company, therefore, should seek to assure such Persons that indemnification and insurance coverage is available; and

WHEREAS, in recognition of the need to provide Indemnitee with substantial protection against personal liability in order to procure Indemnitee’s continued service as ____________ of the Company and in order to provide such protection pursuant to express contract rights (intended to be enforceable irrespective of, among other things, any amendment to the Company’s certificate of incorporation (the “Certificate of Incorporation”) or Bylaws, any change in the composition of the Board or any Change in Control (as defined below) or business combination transaction relating to the Company), the Company wishes to provide in this Agreement for the indemnification of, and the advancement of expenses to, Indemnitee to the fullest extent (whether partial or complete) permitted by applicable law and as set forth in this Agreement and, to the extent insurance is maintained, for the continued coverage of Indemnitee under the Company’s directors’ and officers’ liability insurance policy of the Company.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1. Generally. To the fullest extent permitted by the laws of the State of Delaware:

(a) The Company shall indemnify Indemnitee if Indemnitee was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, by reason of the fact that Indemnitee is or was or has agreed to serve at the request of the Company as a director, officer, employee or agent of the Company, or while serving as a director, officer, employee or agent of the Company, is or was serving or has agreed to serve at the request of the Company as a director, officer, employee or agent (which, for purposes hereof, shall include a trustee, partner or manager or similar capacity) of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, or by reason of any action alleged to have been taken, or omitted to be taken, in such capacity. For the avoidance of doubt, the foregoing indemnification obligation includes, without limitation, claims for monetary damages against Indemnitee in respect of an alleged breach of fiduciary duties to the fullest extent permitted under Section 102(b)(7) of the Delaware General Corporation Law (“DGCL”) as in existence on the date hereof.

(b) The indemnification provided by this Section 1 shall be from and against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection with such action, suit or proceeding and any appeal therefrom, but shall only be provided if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action, suit or proceeding, had no reasonable cause to believe Indemnitee’s conduct was unlawful.

(c) Notwithstanding the foregoing provisions of this Section 1, in the case of any threatened, pending or completed action, suit or proceeding by or in the right of the Company to procure a judgment in its favor by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company, or while serving as a director, officer, employee or agent of the Company, is or was serving or has agreed to serve at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Company unless, and only to the extent that, the Delaware Court of Chancery or the court in which such action, suit or proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper.

(d) The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, in and of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had reasonable cause to believe that Indemnitee’s conduct was unlawful.

Section 2. Successful Defense; Partial Indemnification. To the extent that Indemnitee has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 1 hereof or in defense of any claim, issue or matter therein, Indemnitee shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred in connection therewith. For purposes of this Agreement and without limiting the foregoing, if any action, suit or proceeding is disposed of, on the merits or otherwise (including a disposition without prejudice), without (i) the disposition being adverse to Indemnitee, (ii) an adjudication that Indemnitee was liable to the Company, (iii) a plea of guilty or nolo contendere by Indemnitee, (iv) an adjudication that Indemnitee did not act in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and (v) with respect to any criminal proceeding, an adjudication that Indemnitee had reasonable cause to believe Indemnitee’s conduct was unlawful, Indemnitee shall be considered for the purposes hereof to have been wholly successful with respect thereto.

If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the expenses (including attorneys’ fees), judgments, fines or amounts paid in settlement actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection with any action, suit or proceeding, or in defense of any claim, issue or matter therein, and any appeal therefrom but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such expenses (including attorneys’ fees), judgments, fines or amounts paid in settlement to which Indemnitee is entitled.

Section 3. Determination That Indemnification Is Proper.

(a) Any indemnification hereunder shall (unless otherwise ordered by a court) be made by the Company unless a determination is made that indemnification of such Person is not proper in the circumstances because he or she has not met the applicable standard of conduct set forth in Section 1(b) hereof. Any such determination shall be made as follows: (i) if no Change in Control has occurred, (A) then by a majority vote of the directors who are not parties to the action, suit or proceeding in question (“disinterested directors”), even if less than a quorum; (B) by a majority vote of a committee of disinterested directors designated by majority vote of disinterested directors, even if less than a quorum; or (C) if there are no disinterested directors, by independent counsel in a written opinion addressed to the Board, a copy of which shall be delivered to Indemnitee; and (ii) if a Change in Control has occurred, (A) if Indemnitee so requests in writing, by a majority vote of the disinterested directors, even if less than a quorum, or (B) otherwise, by independent counsel in a written opinion addressed to the Board, a copy of which shall be delivered to Indemnitee.

(b) Indemnitee shall cooperate in good faith with the Person(s) making the determination with respect to Indemnitee’s entitlement to indemnification pursuant to this Agreement, including, without limitation, providing to such Person(s), upon reasonable advance request, any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination. Any costs or expenses (including attorneys’ fees) incurred by Indemnitee in so cooperating with the Person(s) making such determination shall be borne by the Company (irrespective of the determination as to Indemnitee’s entitlement to indemnification) and the Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

Section 4. Advance Payment of Expenses; Notification and Defense of Claim.

(a) Expenses (including attorneys’ fees) incurred by Indemnitee in defending a threatened or pending action, suit or proceeding, or in connection with an enforcement action pursuant to Section 5(b), shall be paid by the Company in advance of the final disposition of such action, suit or proceeding within thirty (30) days after receipt by the Company of (i) a statement or statements from Indemnitee requesting such advance or advances from time to time, and (ii) an undertaking by or on behalf of Indemnitee to repay such amount or amounts only if, and to the extent that, it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Company as authorized by this Agreement or otherwise. Such undertaking shall be accepted without reference to the financial ability of Indemnitee to make such repayment. Advances shall be unsecured and interest-free.

(b) Promptly after receipt by Indemnitee of notice of the commencement of any action, suit or proceeding, Indemnitee shall, if a claim for indemnification is to be made against the Company hereunder, notify the Company of the commencement thereof. The failure to promptly notify the Company of the commencement of the action, suit or proceeding, or Indemnitee’s request for indemnification, will not relieve the Company from any liability that it may have to Indemnitee hereunder, except to the extent the Company is actually prejudiced in its defense of such action, suit or proceeding as a result of such failure.

(c) In the event the Company shall be obligated to pay the expenses of Indemnitee with respect to an action, suit or proceeding, as provided in this Agreement, the Company, if appropriate, shall be entitled to assume the defense of such action, suit or proceeding, with counsel reasonably acceptable to Indemnitee, upon the delivery to Indemnitee of written notice of its election to do so. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same action, suit or proceeding, provided that (1) Indemnitee shall have the right to employ Indemnitee’s own counsel in such action, suit or proceeding at Indemnitee’s expense and (2) if (i) the engagement of legal counsel by Indemnitee has been previously authorized in writing by the Company, (ii) counsel to the Company or Indemnitee shall have reasonably concluded that there may be a conflict of interest or position, or reasonably believes that a conflict is likely to arise, on any significant issue between the Company and Indemnitee in the conduct of any such defense or (iii) the Company shall not, in fact, have engaged legal counsel to assume the defense of such action, suit or proceeding, then the fees and expenses of Indemnitee’s counsel shall be at the expense of the Company, except as otherwise expressly provided by this Agreement. The Company shall not be entitled, without the consent of Indemnitee, to assume the defense of any claim brought by or in the right of the Company or as to which counsel for the Company or Indemnitee shall have reasonably made the conclusion provided for in clause (ii) above.

(d) Notwithstanding any other provision of this Agreement to the contrary, to the extent that Indemnitee is, by reason of Indemnitee’s corporate status with respect to the Company or any corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which Indemnitee is or was serving or has agreed to serve at the request of the Company, a witness or otherwise participates in any action, suit or proceeding at a time when Indemnitee is not a party in the action, suit or proceeding, the Company shall indemnify Indemnitee against all expenses (including attorneys’ fees) actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection therewith.

Section 5. Procedure for Indemnification

(a) To obtain indemnification, Indemnitee shall promptly submit to the Company a written request for indemnification, including therein or therewith such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification. The Company shall, promptly upon receipt of such a request for indemnification, advise the Board in writing that Indemnitee has requested indemnification.

(b) The Company’s determination whether to grant Indemnitee’s indemnification request shall be made promptly, and in any event within 60 days following receipt of a request for indemnification pursuant to Section 5(a). The right to indemnification as granted by Section 1 of this Agreement shall be enforceable by Indemnitee in any court of competent jurisdiction if the Company denies such request, in whole or in part, or fails to respond within such 60-day period. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of costs, charges and expenses under Section 4 hereof where the required undertaking, if any, has been received by the Company) that Indemnitee has not met the standard of conduct set forth in Section 1 hereof, but the burden of proving such defense by clear and convincing evidence shall be on the Company. Neither the failure of the Company (including the Board or one of its committees, its independent legal counsel, and its stockholders) to have made a determination prior to the commencement of such action that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct set forth in Section 1(b) hereof, nor the fact that there has been an actual determination by the Company (including the Board or one of its committees, its independent legal counsel, and its stockholders) that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has or has not met the applicable standard of conduct. Indemnitee’s expenses (including attorneys’ fees) incurred in connection with successfully establishing Indemnitee’s right to indemnification, in whole or in part, in any such proceeding or otherwise shall also be indemnified by the Company.

(c) Indemnitee shall be presumed to be entitled to indemnification under this Agreement upon submission of a request for indemnification pursuant to this Section 5, and the Company shall have the burden of proof in overcoming that presumption in reaching a determination contrary to that presumption. Such presumption shall be used as a basis for a determination of entitlement to indemnification unless the Company overcomes such presumption by clear and convincing evidence.

Section 6. Insurance and Subrogation.

(a) The Company may purchase and maintain insurance on behalf of a Person who is or was or has agreed to serve at the request of the Company as a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against, and incurred by, Indemnitee or on Indemnitee’s behalf in any such capacity, or arising out of Indemnitee’s status as such, whether or not the Company would have the power to indemnify Indemnitee against such liability under the provisions of this Agreement. If the Company has such insurance in effect at the time the Company receives from Indemnitee any notice of the commencement of a proceeding, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the policy. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policy.

(b) In the event of any payment by the Company under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee with respect to any insurance policy, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights in accordance with the terms of such insurance policy. The Company shall pay or reimburse all expenses actually and reasonably incurred by Indemnitee in connection with such subrogation.

(c) The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) if and to the extent that Indemnitee has otherwise actually received such payment under this Agreement or any insurance policy, contract, agreement or otherwise.

Section 7. Certain Definitions. For purposes of this Agreement, the following definitions shall apply:

(a) The term “action, suit or proceeding” shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony in, any threatened, pending or completed claim, action, suit or proceeding, whether civil, criminal, administrative or investigative.

(b) The term “by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company, or while serving as a director, officer, employee or agent of the Company, is or was serving or has agreed to serve at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise” shall be broadly construed and shall include, without limitation, any actual or alleged act or omission to act.

(c) The term “Change in Control” means the occurrence after the date of this Agreement of any of the following events:

(i)

any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 20% or more of the Company’s then outstanding Voting Securities unless the change in relative Beneficial Ownership of the Company’s securities by any Person results solely from a reduction in the aggregate number of outstanding shares of securities entitled to vote generally in the election of directors;

(ii)

the consummation of a reorganization, merger or consolidation, unless immediately following such reorganization, merger or consolidation, all of the Beneficial Owners of the Voting Securities of the Company immediately prior to such transaction beneficially own, directly or indirectly, more than 50% of the combined voting power of the outstanding Voting Securities of the entity resulting from such transaction;

(iii)

the individuals serving on the Board as of the date hereof (together with any new directors whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors as of the date hereof or whose election or nomination for election was previously so approved) cease for any reason to constitute at least a majority of the Board; or

(iv)

the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

(d) The term “expenses” shall be broadly and reasonably construed and shall include, without limitation, all direct and indirect costs of any type or nature whatsoever (including, without limitation, all attorneys’ fees and related disbursements, appeal bonds, other out-of-pocket costs and reasonable compensation for time spent by Indemnitee for which Indemnitee is not otherwise compensated by the Company or any third party, provided that the rate of compensation and estimated time involved is approved by the Board, which approval shall not be unreasonably withheld), actually and reasonably incurred by Indemnitee in connection with either the investigation, defense or appeal of a proceeding or establishing or enforcing a right to indemnification under this Agreement, Section 145 of the DGCL or otherwise.

(e) The term “judgments, fines and amounts paid in settlement” shall be broadly construed and shall include, without limitation, all direct and indirect payments of any type or nature whatsoever (including, without limitation, all penalties and amounts required to be forfeited or reimbursed to the Company), as well as any penalties or excise taxes assessed on a Person with respect to an employee benefit plan).

(f) The term “Company” shall include, without limitation and in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any Person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued.

(g) The term “other enterprises” shall include, without limitation, employee benefit plans.

(h) The term “serving at the request of the Company” shall include, without limitation, any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries.

(i) A Person who acted in good faith and in a manner such Person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Company” as referred to in this Agreement.

(j) The term “Person” means any individual, corporation, firm, partnership, joint venture, limited liability company, estate, trust, business association, organization, governmental entity or other entity and includes the meaning set forth in Sections 13(d) and 14(d) of the Exchange Act.

(k) The term “Voting Securities” means any securities of the Company that vote generally in the election of directors.

Section 8. Limitation on Indemnification. Notwithstanding any other provision herein to the contrary, the Company shall not be obligated pursuant to this Agreement:

(a) Claims Initiated by Indemnitee. To indemnify or advance expenses to Indemnitee with respect to an action, suit or proceeding (or part thereof) initiated by Indemnitee, except with respect to an action, suit or proceeding brought to establish or enforce a right to indemnification (which shall be governed by the provisions of Section 8(b) of this Agreement), unless such action, suit or proceeding (or part thereof) was authorized or consented to by the Board.

(b) Action for Indemnification. To indemnify Indemnitee for any expenses incurred by Indemnitee with respect to any action, suit or proceeding instituted by Indemnitee to enforce or interpret this Agreement, unless Indemnitee is successful in establishing Indemnitee’s right to indemnification in such action, suit or proceeding, in whole or in part, or unless and to the extent that the court in such action, suit or proceeding shall determine that, despite Indemnitee’s failure to establish their right to indemnification, Indemnitee is entitled to indemnity for such expenses; provided, however, that nothing in this Section 8(b) is intended to limit the Company’s obligation with respect to the advancement of expenses to Indemnitee in connection with any such action, suit or proceeding instituted by Indemnitee to enforce or interpret this Agreement, as provided in Section 4 hereof.

(c) Section 16 Violations. To indemnify Indemnitee on account of any proceeding with respect to which final judgment is rendered against Indemnitee for payment or an accounting of profits arising from the purchase or sale by Indemnitee of securities of the Company in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

(d) Non-compete and Non-disclosure. To indemnify Indemnitee in connection with proceedings or claims involving the enforcement of non-compete and/or non-disclosure agreements or the non-compete and/or non-disclosure provisions of employment, consulting or similar agreements Indemnitee may be a party to with the Company, or any subsidiary of the Company or any other applicable foreign or domestic corporation, partnership, joint venture, trust or other enterprise, if any.

Section 9. Certain Settlement Provisions. The Company shall have no obligation to indemnify Indemnitee under this Agreement for amounts paid in settlement of any action, suit or proceeding without the Company’s prior written consent, which shall not be unreasonably withheld. The Company shall not settle any action, suit or proceeding in any manner that would impose any fine or other obligation on Indemnitee without Indemnitee’s prior written consent, which shall not be unreasonably withheld.

Section 10. Savings Clause. If any provision or provisions of this Agreement shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify Indemnitee as to costs, charges and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, including an action by or in the right of the Company, to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated and to the full extent permitted by applicable law.

Section 11. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for herein is held by a court of competent jurisdiction to be unavailable to Indemnitee in whole or in part, it is agreed that, in such event, the Company shall, to the fullest extent permitted by applicable law, contribute to the payment of Indemnitee’s costs, charges and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, in an amount that is just and equitable in the circumstances, taking into account, among other things, contributions by other directors and officers of the Company or others pursuant to indemnification agreements or otherwise; provided, that, without limiting the generality of the foregoing, such contribution shall not be required where such holding by the court is due to (i) the failure of Indemnitee to meet the standard of conduct set forth in Section 1 hereof, or (ii) any limitation on indemnification set forth in Section 6(c), 8 or 9 hereof.

Section 12. Form and Delivery of Communications. Any notice, request or other communication required or permitted to be given to the parties under this Agreement shall be in writing and either delivered in person or sent by facsimile, email, overnight mail or courier service, or certified or registered mail, return receipt requested, postage prepaid, to the parties at the following addresses (or at such other addresses for a party as shall be specified by like notice):

If to the Company:

inTEST Corporation

Attn: Hugh T. Regan, Jr.

804 East Gate Drive, Suite 200

Mount Laurel, NJ 08054

Email: h.regan.jr@intest.com

If to Indemnitee:

_________________________

_________________________

_________________________

Email: _________________________

All notices, requests and other communications given or made (a) in person shall be effective upon personal delivery to the party to be notified, (b) by facsimile or email shall be effective when confirmation of delivery is received, and if not so confirmed, then on the next business day, (c) by overnight mail or courier service shall be effective one (1) day after deposit with such overnight mail or courier service specifying next day delivery, with written verification of receipt and (d) by certified or registered mail shall be effective five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid.

Section 13. Subsequent Legislation. If the DGCL is amended after adoption of this Agreement to expand further the indemnification permitted to directors or officers, then the Company shall indemnify Indemnitee to the fullest extent permitted by the DGCL, as so amended.

Section 14. Nonexclusivity. The provisions for indemnification and advancement of expenses set forth in this Agreement shall not be deemed exclusive of any other rights which Indemnitee may have under any provision of applicable law, the Company’s Certificate of Incorporation or Bylaws, in any court in which a proceeding is brought, the vote of the Company’s stockholders or disinterested directors, other agreements or otherwise, and Indemnitee’s rights hereunder shall continue after Indemnitee has ceased acting as a director, officer, employee or agent of the Company and shall inure to the benefit of the heirs, executors and administrators of Indemnitee. However, no amendment or alteration of the Company’s Certificate of Incorporation or Bylaws or any other agreement shall adversely affect the rights provided to Indemnitee under this Agreement.

Section 15. Enforcement. The Company shall be precluded from asserting in any judicial proceeding that the procedures and presumptions of this Agreement are not valid, binding and enforceable. The Company agrees that its execution of this Agreement shall constitute a stipulation by which it shall be irrevocably bound in any court of competent jurisdiction in which a proceeding by Indemnitee for enforcement of his rights hereunder shall have been commenced, continued or appealed, that its obligations set forth in this Agreement are unique and special, and that failure of the Company to comply with the provisions of this Agreement will cause irreparable and irremediable injury to Indemnitee, for which a remedy at law will be inadequate. As a result, in addition to any other right or remedy Indemnitee may have at law or in equity with respect to breach of this Agreement, Indemnitee shall be entitled to injunctive or mandatory relief directing specific performance by the Company of its obligations under this Agreement.

Section 16. Interpretation of Agreement. It is understood that the parties hereto intend this Agreement to be interpreted and enforced so as to provide indemnification to Indemnitee to the fullest extent now or hereafter permitted by applicable law.

Section 17. Entire Agreement. This Agreement and the documents expressly referred to herein constitute the entire agreement between the parties hereto with respect to the matters covered hereby, and any other prior or contemporaneous oral or written understandings or agreements with respect to the matters covered hereby are expressly superseded by this Agreement.

Section 18. Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

Section 19. Successor and Assigns. All of the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and their respective successors, assigns, heirs, executors, administrators and legal representatives. The Company shall require and cause any direct or indirect successor (whether by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company, by written agreement in form and substance reasonably satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.

Section 20. Governing Law. This Agreement shall be governed exclusively by and construed according to the laws of the State of Delaware, as applied to contracts between Delaware residents entered into and to be performed entirely within Delaware. If a court of competent jurisdiction shall make a final determination that the provisions of the law of any state other than Delaware govern indemnification by the Company of its officers and directors, then the indemnification provided under this Agreement shall in all instances be enforceable to the fullest extent permitted under such law, notwithstanding any provision of this Agreement to the contrary.

Section 23. Employment Rights. Nothing in this Agreement is intended to create in Indemnitee any right to employment or continued employment.

Section 24. Counterparts; Electronic Execution. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument, notwithstanding that both parties are not signatories to the original or same counterpart. Counterparts may be delivered by facsimile, electronic mail (including, without limitation, Portable Document Format (.pdf) or any electronic signature complying with the Electronic Signatures in Global and National Commerce (ESIGN) Act of 2000 (e.g., www.docusign.com)) or other transmission method, and any counterpart so delivered shall be deemed to constitute an original signature, have been duly and validly delivered and be deemed the same as a handwritten signature for the purposes of validity, enforceability and admissibility pursuant to the ESIGN Act, the Uniform Electronic Transactions Act (UETA) model law or similar applicable law.

Section 25. Headings. The section and subsection headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered to be effective as of the date first above written.

COMPANY: inTEST Corporation

By: Hugh T. Regan, Jr. Secretary, Treasurer and Chief Financial Officer

INDEMNITEE:

By:

Signature Page to Indemnification Agreement